Exhibit 23.1
Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:
(1)Registration Statement (Form S-8 No. 333-53753) pertaining to the 1998 Employee Stock Purchase Plan of Westinghouse Air Brake Technologies Corporation,
(2)Registration Statement (Form S-8 No. 333-39159) pertaining to the 1997 Executive Retirement Plan of Westinghouse Air Brake Technologies Corporation,
(3)Registration Statement (Form S-8 No. 333-02979) pertaining to the 1995 Non-Employee Directors’ Fee and Stock Option Plan of Westinghouse Air Brake Technologies Corporation,
(4)Registration Statement (Form S-8 No. 333-115014) pertaining to the 2004 Bonus Plan Agreements of Westinghouse Air Brake Technologies Corporation,
(5)Registration Statement (Form S-8 No. 333-137985) pertaining to the 2000 Stock Incentive Plan of Westinghouse Air Brake Technologies Corporation,
(6)Registration Statement (Form S-8 No. 333-41840) pertaining to the 2000 Stock Inventive Plan of Westinghouse Air Brake Technologies Corporation,
(7)Registration Statement (Form S-8 No. 333-40468) pertaining to the 1995 Non-Employee Directors’ Fee and Stock Option Plan of Westinghouse Air Brake Technologies Corporation,
(8)Registration Statement (Form S-8 No. 333-35744) pertaining to the 2000 Savings Plan of Westinghouse Air Brake Technologies Corporation,
(9)Registration Statement (Form S-8 No. 333-89086) pertaining to the 2002 Employee Stock Ownership Plan of Westinghouse Air Brake Technologies Corporation,
(10)Registration Statement (Form S-8 No. 333-179857) pertaining to the 2011 Stock Incentive Plan of Westinghouse Air Brake Technologies Corporation,
(11)Registration Statement (Form S-8 No. 219662) pertaining to the 1995 Non-Employee Directors' Fee and Stock Option Plan of Westinghouse Air Brake Technologies Corporation,
(12)Registration Statement (Form S-8 No. 219663) pertaining to the 2011 Stock Incentive Plan of Westinghouse Air Brake Technologies Corporation,
(13)Registration Statement (Form S-3 No. 333-231125) of Westinghouse Air Brake Technologies Corporation,
(14)Registration Statement (Form S-3 No. 333-240166) of Westinghouse Air Brake Technologies Corporation,
(15)Registration Statement (Form S-3 No. 333-248731) of Westinghouse Air Brake Technologies Corporation,
(16)Registration Statement (Form S-8 No. 333-253256) pertaining to the 2011 Stock Incentive Plan (as Amended and Restated effective May 15, 2020) (as amended by Amendment Number One dated January 14, 2021) of Westinghouse Air Brake Technologies Corporation, and
(17)Registration Statement (Form S-3 No. 333-256296) of Westinghouse Air Brake Technologies Corporation;
of our reports dated February 15, 2023, with respect to the consolidated financial statements and schedule of Westinghouse Air Brake Technologies Corporation and the effectiveness of internal control over financial reporting of Westinghouse Air Brake Technologies Corporation included in this Annual Report (Form 10-K) of Westinghouse Air Brake Technologies Corporation for the year ended December 31, 2022.

/s/ Ernst & Young LLP
Pittsburgh, Pennsylvania
February 15, 2023